UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2011

Invesco Mortgage Capital Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-151665	262749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Invesco Mortgage Capital Inc. (the “Company”) was held on May 9, 2011. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board's solicitations. At this meeting, the stockholders were requested to: (1) elect a Board of Directors, (2) approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the proxy statement, (3) express, on an advisory (non-binding) basis, a preference regarding the frequency of future advisory votes on executive compensation, and (4) appoint the independent registered public accounting firm for the fiscal year ending December 31, 2011, all of which were described in the proxy statement. The following actions were taken by the Company's stockholders with respect to each of the foregoing items:

1.  Election of a Board of Directors. All the nominees for director were re-elected with at least 94.54% of the votes cast. With respect to each nominee, the total number of broker non-votes was 25,710,554. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast “For”	Votes Cast “Against”	Abstentions
G. Mark Armour	35,619,123	1,196,388	773,189
James S. Balloun	36,479,842	334,931	773,927
John S. Day	36,504,054	310,322	774,324
Karen Dunn Kelley	34,804,249	2,010,766	773,685
Neil Williams	36,457,248	358,842	772,610

2. Advisory vote on executive compensation.  Our stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers by the affirmative vote of 98.92% of the votes cast. The table below sets forth the voting results, and the total number of broker non-votes was 25,710,554:

Votes Cast “For”	Votes Cast “Against”	Abstentions
37,057,449	406,271	124,982

3. Advisory vote on frequency of future advisory votes on executive compensation.  In an advisory (non-binding) vote regarding their preference for the frequency of future advisory votes to approve the compensation of our named executive officers, the voting results were as set forth in the table below. The total number of broker non-votes was 25,710,554.

1 Year	2 Years	3 Years	Abstentions
26,092,991	316,891	11,095,284	83,534

4. Appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. The proposal was approved by the stockholders by 99.68% of the votes cast, and the voting results were as follows. There were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
62,881,732	204,216	213,306

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

By:	/s/ Donald R. Ramon
Donald R. Ramon
Chief Financial Officer

Date: May 11, 2011